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              MFS VARIABLE INSURANCE TRUST - HIGH INCOME SERIES

                      Supplement to the Current Prospectus


The description of the portfolio manager under the "Management of the Fund Investment Adviser" section of the Prospectus is hereby revised to reflect that, effective June 1, 1997, Bernard Scozzafava is the portfolio manager of the High Income Series. Mr. Scozzafava is a Vice President of Massachusetts Financial Services Company ("MFS") and has been employed by MFS as a portfolio manager since 1989.

                 The date of this Supplement is June 13, 1997.